EXHIBIT 32(ii)

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A.G. Edwards, Inc. (the "Registrant") on Form 10-Q for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on October 14, 2003 hereof (the "Report"), I, Douglas L. Kelly, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)		The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)		The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A.G. EDWARDS, INC.

Date: October 14, 2003	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer